Lonestar Resources US, Inc. Year Ended 2018 Conference Call March 8, 2019

Forward‐Looking Statements  Safe Harbor & Disclaimer Lonestar Resources US, Inc. cautions that this presentation (including oral commentary that accompanies this presentation) contains forward-looking statements, including, but not limited to, statements about performance expectations related to our assets and technical improvements made thereto; drilling and completion of wells; and other statements regarding our business strategy and operations. These statements involve substantial known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward- looking statements. These risks and uncertainties include, but are not limited to, the following: volatility of oil, natural gas and NGL prices, and potential write-down of the carrying values of crude oil and natural gas properties; inability to successfully replace proved producing reserves; substantial capital expenditures required for exploration, development and exploitation projects; potential liabilities resulting from operating hazards, natural disasters or other interruptions; risks related using the latest available horizontal drilling and completion techniques; uncertainties tied to lengthy period of development of identified drilling locations; unexpected delays and cost overrun related to the development of estimated proved undeveloped reserves; concentration risk related to properties, which are located primarily in the Eagle Ford Shale of South Texas; loss of lease on undeveloped leasehold acreage that may result from lack of development or commercialization; inaccuracies in assumptions made in estimating proved reserves; our limited control over activities in properties Lonestar does not operate; potential inconsistency between the present value of future net revenues from our proved reserves and the current market value of our estimated oil and natural gas reserves; risks related to derivative activities; losses resulting from title deficiencies; risks related to health, safety and environmental laws and regulations; additional regulation of hydraulic fracturing; reduced demand for crude oil, natural gas and NGLs resulting from conservation measures and technological advances; inability to acquire adequate supplies of water for our drilling operations or to dispose of or recycle the used water economically and in an environmentally safe manner; climate change laws and regulations restricting emissions of “greenhouse gases” that may increase operating costs and reduce demand for the crude oil and natural gas; fluctuations in the differential between benchmark prices of crude oil and natural gas and the reference or regional index price used to price actual crude oil and natural gas sales; and the other important factors discussed under the caption “Risk Factors” in our Amended Annual Report on Form 10-K/A filed with the Securities and Exchange Commission, or the SEC, on November, 2, 2018, our Quarterly Reports on Form 10-Q/A filed with the SEC, as well as other documents that we have filed and may file from time to time with the SEC. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward- looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to well performance, finding and development costs, recycle ratio and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

Key Messages 4Q18 Production by Product Product Volume Crude Oil 7,883 bbl/d NGL’s 2,675 bbl/d NGL's 20% Oil 60% Natural Gas 15,561 Mcf/d Gas 20% Total 13,152 Boe/d 2018 Accomplishments . Increased production by 72% to 11,155 Boe/d . Increased Adjusted EBITDAX by 101% to $130.3 MM . Reduced Debt / EBITDAX from 3.6x to 2.6x . Proved reserves 1 increased 23% to 93.4 MMBOE at F&D costs of $9.07/Boe . Proved PV‐10 1 increased 73% to $1.1 Billion  . Executed accretive “Sooner” acquisition Fourth Quarter 2018 Highlights . Production increased 81%, year‐over‐year to 13,152 Boe/d . Adjusted EBITDAX increased 98%, year‐over‐year to $40.7 million Financial Transformation Complete, Enter 2019 with ~$100 MM Liquidity… . Increased borrowing base 45% to $275 MM . At December 31, 2018, Lonestar had $92 MM undrawn Borrowing Base, $5 MM cash . Agreed to sell Pirate assets for $12.3 MM, expected to close late March 2019 …Secured Energy Services to Deliver Timely Well Results . 2019 Drilling & Completion Capital Budget‐ $107‐$130 MM for 17 to 20 wells . Rigs Under Contract to Drill 2019 Capital Program, with optionality to expand . Executed Agreement for Dedication of Frac Spread for 2019 Robust Hedge Book Reduces Risk . 2019‐ ~85% Crude Oil hedged at $54.14/bbl  (WTI) . 2019‐ ~64% Natural Gas hedged at $3.04/MMBTU (HH) . 2020‐ ~53% Crude Oil hedged at $57.34/bbl (WTI) Two‐Year Plan to Achieve High Returns, Excellent Growth, Self‐Funded in 2H19 . 2019 Guidance‐ 13,700‐14,700 Boe/d  & $140‐$150 MM EBITDAX . 2020 Guidance‐ 17,000‐18,300 Boe/d & $170‐$190 MM EBITDAX 1 All reserves and economic data sourced from Lonestar’s 12/31/18 reserve report, independently engineered by WD Von Gonten & Co on YE18 Sec Pricing.  3

Key Financial Highlights

Financial Commentary

4Q18 Volumes Up 81% to 13,152 Boe/d

- **Materially Contributing Completions**
  - *Asherton #1HN, #3HN (Dimmit County)*
    - Onstream September, 2018
    - 2.0 gross / 2.0 net wells
  - *Hawkeye #24H, #25H (Gonzales County)*
    - Onstream September, 2018
    - 2.0 gross / 1.3 net wells
- **Materially Contributing Acquisitions**
  - *Sooner Acquisition (De Witt County)*
    - Effective November 15, 2018
    - 20.0 gross / 19.4 net wells

Product Pricing Improved 2%...

- **Oil & Gas Prices Improved While NGLs Prices Declined**
- **Basis Differentials for All Three Products**
  - *Oil price differentials were **+$6.05/bbl** vs. WTI*
    - Realizations increased $7.01 vs. 4Q17
    - Better LLS pricing
  - *NGL price differentials were **38%** of WTI*
    - Realizations down 3% , or $0.71/bbl vs. 4Q17
    - 4Q18 was 38% of WTI vs. 42% of WTI in 4Q17
  - *Gas price differentials were **-$0.08/Mcf** vs. HH*
    - Realizations increased 45% vs. 4Q17

Per-Unit Cash Expenses Are Declining...

- **LOE- $6.01 per Boe ↓17% Y-o-Y**
- **G,P&T- $0.80 per Boe ↑18% Y-o-Y**
- **Taxes- $2.38 per Boe ↓15% Y-o-Y**
- **G&A- $3.62 per Boe ↓16%, Y-o-Y**
- **Int. Exp.- $7.89 per Boe ↓ 1% Y-o-Y**
- **Total.- $20.70 per Boe ↓ 10% Y-o-Y**

...Increasing Cash Margins in 4Q18

- **Revenues- $47.84 per Boe, ↑2% Y-o-Y**
- **Expenses- $20.70 per Boe, ↓ 10 Y-o-Y**
- **Total.- $27.14 per Boe, ↑ 13% Y-o-Y**

Daily Production

Product	4Q17	Mix	4Q18	Mix
Crude Oil	5,217	72%	7,883	60%
NGL's	1,062	15%	2,675	20%
Natural Gas	5,957	14%	15,561	20%
Total	**7,272**	**100%**	**13,152**	**100%**

Product Pricing / Revenues

	$MM			$ / Unit		
Product	4Q17	4Q18	Chg.	4Q17	4Q18	Chg.
Crude Oil	$27.8	$47.0	+69%	$57.85	$64.86	+12%
NGL's	$2.3	$5.5	+144%	$23.19	$22.48	(3%)
Nat. Gas	$1.4	$5.3	+279%	$2.56	$3.72	+45%
Total	**$31.4**	**$57.9**	**+84%**	**$46.99**	**$47.84**	**+2%**

Cash Expenses[1]

	$MM			$ / Unit		
Expense	4Q17	4Q18	Chg.	4Q17	4Q18	Chg.
LOE[2]	$4.9	$7.3	+50%	$7.26	$6.01	(17%)
G,P&T[3]	$0.5	$1.0	+113%	$0.68	$0.80	+18%
Taxes	$1.9	$2.9	+54%	$2.79	$2.38	(15%)
G&A[4]	$2.9	$4.4	+52%	$4.32	$3.62	(16%)
Int. Exp.[5]	$5.3	$9.5	+79%	$7.95	$7.89	(1%)
Total	**$15.4**	**$25.1**	**+63%**	**$23.01**	**$20.70**	**(10%)**
Cash Margin	**$16.0**	**$32.8**	**+105%**	**$23.98**	**$27.14**	**+13%**

[1] Cash Operating Costs are controllable expenses incurred by the Company
[2] LOE – Excludes $0.2 million of nonrecurring legal expenses
[3] G,P&T – Gathering, processing and transportation expense
[4] Excludes stock based compensation
[5] Excludes amortization of debt issuance cost, premiums & discounts

4

Consistent & Significant Growth

Proved Reserves



100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Proved Reserves (MMBOE)
200
180
160
140
120
100
80
60
40
20
0
Locations
75
170
177
2016
2017
2018
OIL
NGLS
GAS
Locations

Year End Proved & Probable Reserves By Product



120.0
100.0
80.0
60.0
40.0
20.0
0.0
Proved & Probable (MMBOE)
300
250
200
150
100
50
0
Locations
116
242
261
2016
2017
2018
OIL
NGLS
GAS
Locations

[1] *All reserves and economic data sourced from Lonestar's 12/31/18 reserve report, independently engineered by WD Von Gonten & Co. Assumes $55 flat oil price and $2.75 flat gas deck.*

5

Consistent & Significant Growth Proved PV‐10 @ $55 Oil / $2.75 Gas  $900 $800 $801 $700 $625 $600 $500 ($MM)   10 $400 ‐ $335 PV $300 $200 $100 $0 2016 2017 2018 PDP PUD Proved & Probable PV‐10 @ $55 Oil / $2.75 Gas  $1,000 $939 $900 $800 $729 $700 $600 ($MM)   $500 10 $404 ‐ $400 PV $300 $200 $100 $0 2016 2017 2018 PDP PUD PROB 1 All reserves and economic data sourced from Lonestar’s 12/31/18 reserve report, independently engineered by WD Von Gonten & Co. Assumes $55 flat  6 oil price and $2.75 flat gas deck.

Our Mission- Increase Value Per Share

Lonestar's PV-10/Share ($55.00/$2.75 flat)



NAV/Share
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
YE16
YE17
YE18
4.5X
4.0X
3.5X
3.0X
2.5X
2.0X
1.5X
1.0X
0.5X
0.0X
Debt/LQA EBITDAX
Proved
Probable
Debt/LQA EBITDAX

Flat Deck Proved Reserves	2016	2017	2018
Proved Reserves (MMBOE)	42.9	74.0	92.1
Proved PV-10 ($MM)	$334.6	$624.9	$800.7
Proved & Prob Reserves (MMBOE)	52.7	93.3	118.8
Proved & Prob PV-10 ($MM)	$404.3	$729.2	$938.8

Proved NAV Calculation	2016	2017	2018
Proved PV-10 ($MM)	$334.6	$624.9	$800.7
Less Debt	($204.1)	($305.9)	($427.7)
Less Adj. Working Capital	($14.7)	($33.5)	($32.3)
Proved NAV	**$115.8**	**$285.6**	**$340.6**
Fully Diluted Shares	21.8	38.5	39.9
Proved NAV/share	**$5.31**	**$7.42**	**$8.54**

Proved & Probable NAV Calculation	2016	2017	2018
Proved & Prob PV-10 ($MM)	$404.3	$729.2	$938.8
Less Debt	($204.1)	($305.9)	($427.7)
Less Adj. Working Capital	($14.7)	($33.5)	($32.3)
Proved & Prob NAV	**$185.5**	**$389.9**	**$478.8**
Fully Diluted Shares	21.8	38.5	39.9
Proved & Prob NAV/share	**$8.50**	**$10.13**	**$12.00**

[1] All reserves and economic data sourced from Lonestar's 12/31/18 reserve report, independently engineered by WD Von Gonten & Co. Assumes $55 flat oil price and $2.75 flat gas deck. [2] Debt values exclude mortgage debt associated with the Company's headquarter offices. [3] Working capital is calculated by taking current assets less current liabilities and adjusted for derivative financial instruments. [4] 2017 debt values are proforma the 2023 Senior Unsecured Notes offering.

7

Karnes County Karnes County Locator Map Karnes County Locator Map Product Mix . Lonestar acquired its Karnes County leasehold in  Oil 92% 2017 as part of its Battlecat acquisition NGL's 5% . Lonestar holds 20 gross / 16 net PUD’s in the area Gas 3% . Lonestar drilled 6 wells in Karnes County in 2018 • Max‐30 IP’s averaged 888 boe/d (6,100’ lat. length) • Avg. 2018 Actual Well Cost: $6.4MM . Recent leasehold acquisitions allow for extended  laterals into higher quality rock . Lonestar currently drilling 4 wells • Avg. 7,700’ lat. Length • Est. AFE: $6.4MM  . Projected IRR‐ 70% Property Map EUR/ft. vs. Offsets Legend 80 Eagle Ford Well 2019 Planned Wells 70 Austin Chalk Well LONESTAR ACREAGE 60   50 Ft   Per   40 EUR   30 Oil 20 10 0 0 500 1,000 1,500 2,000 2,500 Lbs Proppant  Per Ft LONE 18H‐20H LONE 24H‐26H Offsets 1 Type Curve data sourced from Lonestar’s 12/31/18 reserve report, independently engineered by WD Von Gonten & Co. 2 Economics assume $55 flat oil price and $2.75 flat gas deck. 8

Horned Frog Horned Frog Locator Map Horned Frog Locator Map Product Mix . Lonestar has acquired its 7,380 gross acres in the  Horned Frog area over the last 4 years Oil 12% . NGL's 44% Lonestar holds 24 gross / 19 net locations in the  area Gas 44% . Lonestar drilled 2 wells in in 2018 • Max‐30 IP’s averaged 2,155 boe/d (11,300’ lat. length) • Avg. 2018 Actual Well Cost: $9.5MM . Improved targeting, enhancements in completion  design generate 58% improvement vs. 2015 wells . Lonestar plans to drill 2 wells in 2019 • Avg. 12,000’ lat. Length • Est. AFE: $9.1MM . Projected IRR‐ 67% Property Map EUR/ft. vs. Offsets Legend 250 Eagle Ford Well 2019 Planned Wells Austin Chalk Well 2018 LONESTAR ACREAGE 200 150 2015 (Boe)   Ft   Per 100   EUR 50 0 0 500 1,000 1,500 2,000 Lbs Proppant  Per Ft Lonestar Offsets 1 Type Curve data sourced from Lonestar’s 12/31/18 reserve report, independently engineered by WD Von Gonten & Co. 2 Economics assume $55 flat oil price and $2.75 flat gas deck. 9

Horned Frog Northwest Horned Frog NW Locator Map Horned Frog NW Locator Map Product Mix . Lonestar has acquired its 7,380 gross acres in the  Horned Frog area over the last 4 years Oil 28% . Lonestar holds 24 gross / 19 net locations in the  NGL's 36% area Gas 36% . Lonestar drilled 2 wells at NW in 2018 • Max‐30 IP’s averaged 1,080 boe/d (7,400’ lat. length) • Avg. 2018 Actual Well Cost: $8.1MM . Petrophysically‐derived drilling target resulted in  improved EUR’s • 104% higher EUR than offset average (Boe) • 146% higher EUR than offset (oil) . Lonestar has drilled 2 wells in 2019 • Avg. 9,000’ lat. Length • Est. AFE: $8.2MM . Projected IRR‐ >100% Property Map EUR/ft. vs. Offsets 125 100 75 (Boe)   Ft   Per   50 EUR 25 0 Legend 0 500 1,000 1,500 2,000 2,500 Eagle Ford Well 2019 Planned Wells Austin Chalk Well Lbs Proppant  Per Ft LONESTAR ACREAGE Lonestar Offsets 1 Type Curve data sourced from Lonestar’s 12/31/18 reserve report, independently engineered by WD Von Gonten & Co. 2 Economics assume $55 flat oil price and $2.75 flat gas deck. 10

Cyclone / Hawkeye Cyclone / Hawkeye Locator Map Cyclone / Hawkeye Locator Map Product Mix . Lonestar has acquired its 11,800 gross acres in the  Oil 86% Cyclone/Hawkeye area over the last 4 years NGL's 8% . Lonestar holds 53 gross / 29 net locations in the  area Gas 6% . Lonestar has drilled 7 well‐sets across its leasehold • 2016‐ Early wells generate EUR’s > 50 boe/ft • 2018‐ Hawkeye wells exceed 3rd party EUR’s ~66  boe/ft • Avg. 2018 Well Cost: $9.1MM (10,400’ lat. length) . Lonestar plans up to 3 wells in 2019 • Lat. Lengths‐ 9,000’ to 12,000’ • Est. AFE: $6.9MM to $8.3MM . Projected IRR‐ >55% Property Map EUR/ft. vs. Offsets Legend 80 Eagle Ford Well 2019 Planned Wells 70 Austin Chalk Well LONESTAR ACREAGE 60 50 (Boe)   Ft   40 Per   30 EUR 20 10 0 0 500 1,000 1,500 2,000 Lbs Proppant  Per Ft Lonestar Offsets 1 Type Curve data sourced from Lonestar’s 12/31/18 reserve report, independently engineered by WD Von Gonten & Co. 2 Economics assume $55 flat oil price and $2.75 flat gas deck. 11

Sooner‐ Revised Development Plan Sooner Locator Map Product Mix Oil 20% NGL's 34% Gas 46% Leasehold Summary1 AA’ Type Gross Net Acreage 3,084 2,706 HBP 3,084 2,706 Developed 1,276 1,236 Undeveloped 1,808 1,470 Producing Wells 20 19 PUD Locations 16 16 PROB Locations 10 10 Original Plan‐ 3,600’ to 5,100’ laterals Current Plan  – 4,100’ to 7,000’ laterals • 5,100’ laterals = 41% IRR • 6,750’ laterals = 64% IRR • 7,500’ laterals = 82% IRR 1 Acreage as of 12/31/18 12

Quarterly Highlights

	4Q18		2019 Guidance			
Product	Reported	Mix	Low	High	Mix	
Crude Oil (bbl/d)	7,883	60%	6,880	7,385	48%	52%
NGL's (bbl/d)	2,675	20%	3,070	3,290	22%	23%
Natural Gas (Mcf/d)	15,561	20%	22,510	24,150	30%	25%
Total (boe/d)	**13,152**	**100%**	**13,700**	**14,700**	**100%**	**100%**

2018 Accomplishments

- **Increased production by 72% to 11,155 Boe/d**
- **Increased Adjusted EBITDAX by 101% to $130.3 MM**
- **Reduced Debt / EBITDAX from 3.6x to 2.6x**
- **Proved reserves[1] increased 23% to 93.4 MMBOE at F&D costs of $9.07/Boe**
- **Proved PV-10[1] increased 73% to $1.1 Billion**
- **Executed accretive "Sooner" acquisition**

Fourth Quarter 2018 Highlights

- **Production increased 81%, year-over-year to 13,152 Boe/d**
- **Adjusted EBITDAX increased 98%, year-over-year to $40.7 million**

Financial Transformation Complete, Enter 2019 with ~$100 MM Liquidity…

- **Increased borrowing base 45% to $275 MM**
- **At December 31, 2018, Lonestar had $92 MM undrawn Borrowing Base, $5 MM cash**
- **Agreed to sell Pirate assets for $12.3 MM, expected to close late March 2019**

…Secured Energy Services to Deliver Timely Well Results

- **2019 Drilling & Completion Capital Budget- $107-$130 MM for 17 to 20 wells**
- **Rigs Under Contract to Drill 2019 Capital Program, with optionality to expand**
- **Executed Agreement for Dedication of Frac Spread for 2019**

Robust Hedge Book Reduces Risk

- **2019- ~85% Crude Oil hedged at $54.14/bbl (WTI)**
- **2019- ~64% Natural Gas hedged at $3.04/MMBTU (HH)**
- **2020- ~53% Crude Oil hedged at $57.34/bbl (WTI)**

Two-Year Plan to Achieve High Returns, Excellent Growth, Self-Funded in 2H19

- **2019 Guidance- 13,700-14,700 Boe/d & $140-$150 MM EBITDAX**
- **2020 Guidance- 17,000-18,300 Boe/d & $170-$190 MM EBITDAX**

[1] *All reserves and economic data sourced from Lonestar's 12/31/18 reserve report, independently engineered by WD Von Gonten & Co on YE18 Sec Pricing.*

13

Lonestar Resources US, Inc. Appendix

Non-GAAP Reconciliation

LONESTAR RESOURCES

Reconciliation of Non-GAAP Financial Measures

Adjusted EBITDAX (Unaudited)

Adjusted EBITDAX is not a measure of net income as determined by GAAP. Adjusted EBITDAX is a supplemental non-GAAP financial measure that is used by management and external users of the Company's consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. The Company defines Adjusted EBITDAX as net (loss) income before depreciation, depletion, amortization and accretion, exploration costs, non-recurring costs, (gain) loss on sales of oil and natural gas properties, impairment of oil and gas properties, stock-based compensation, interest expense, income tax (benefit) expense, rig standby expense, other income (expense) and unrealized (gain) loss on derivative financial instruments and unrealized (gain) loss on warrants.

Management believes Adjusted EBITDAX provides useful information to investors because it assists investors in the evaluation of the Company's operating performance and comparison of the results of the Company's operations from period to period without regard to its financing methods or capital structure. The Company excludes the items listed above from net income in arriving at Adjusted EBITDAX to eliminate the impact of certain non-cash items or because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDAX should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDAX. The Company's computations of Adjusted EBITDAX may not be comparable to other similarly titled measures of other companies.

The following table presents a reconciliation of Adjusted EBITDAX to the GAAP financial measure of net income (loss) for each of the periods indicated.

Stock-based compensation	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18
Net Income (Loss)	$ (725)	$(20,883)	$ 7,381	$(13,106)	$(11,297)	$(12,844)	$(11,260)	$(63,300)	$ 3,118	$ (24,011)	$ (8,948)	$(17,611)	$ (18,425)	$ (23,525)	$(21,685)	$ 75,170
Income tax expense (benefit)	(1,120)	(11,028)	4,360	(7,333)	(5,795)	(6,245)	1,684	35,341	1,703	(12,601)	(4,956)	(13,165)	(3,109)	(3,103)	(282)	13,283
Interest expense (1)	5,847	5,972	6,666	6,092	6,124	6,174	7,345	9,939	5,032	9,115	7,789	8,102	11,148	11,230	12,190	12,192
Exploration expense	—	51	—	171	—	1	10	371	—	205	—	416	—	—	109	—
Depletion, depreciation, amortization and accretion	12,838	13,307	13,021	19,876	15,195	12,549	10,718	13,713	11,974	13,498	16,530	14,954	15,425	20,737	23,775	23,645
EBITDAX	16,840	(12,581)	31,428	5,700	4,227	(365)	8,497	(3,935)	21,827	(13,794)	10,415	(7,304)	5,039	5,339	14,107	124,290
Rig standby expense (2)	—	—	10	653	313	1,584	364	—	—	—	61	561	—	—	27	—
Non-recurring costs (3)	—	19	25	1,182	323	321	607	308	—	3,127	337	173	—	—	60	436
Stock-based compensation	433	433	880	839	95	95	122	135	178	461	346	644	450	2,281	924	(1,746)
(Gain) loss on sale of oil and gas properties	—	—	—	—	—	(1,531)	53	1,404	142	205	119	—	—	—	—	—
Impairment of oil and gas properties	—	19,328	—	9,295	—	1,938	29,144	4,488	—	27,081	—	6,332	—	—	12,169	—
Unrealized (gain) loss on derivative financial instruments	3,768	14,908	(10,668)	720	8,429	13,176	4,600	10,163	(8,339)	(3,770)	9,437	19,860	7,594	18,896	9,911	(79,776)
Unrealized (gain) loss on warrants	—	—	—	—	—	—	611	(1,179)	(2,270)	(613)	(402)	198	152	2,462	(509)	(2,522)
Office lease write-off	—	—	—	—	—	—	—	—	—	—	—	—	1,568	—	—	—
Loss on extinguishment of debit	—	—	—	—	—	—	—	—	—	—	—	—	8,619	—	—	—
Other (income) expense	663	(4)	18	389	206	819	(29,362)	1,118	(4)	(46)	(4)	—	(7)	232	315	(31)
Adjusted EBITDAX	$21,704	$ 22,103	$21,693	$ 18,778	$ 13,593	$ 16,037	$ 14,636	$ 12,502	$ 11,534	$ 12,651	$ 20,309	$ 20,464	$ 23,415	$ 29,210	$ 37,004	$ 40,651

(1) Interest expense consists of Amortization of finance costs and Dividends paid on Series A Preferred Stock.

(2) Represents downtime associated with a drilling rig contract

(3) Non-recurring costs consists of Acquisitions Costs and General and Administrative Expenses related to the re-domiciliation to the United States, and listing on the NASDAQ.

15

Current Completion Schedule

2019 Schedule (17 Well Drilling Program)


Net Wells Onstream
50
45
40
35
30
25
20
15
10
5
0
3.8
4.4
6.8
3.6
2.9
7.2
3.5
2.0
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
Burns Ranch
Wildcat
Cyclone
Hawkeye
Horned Frog
Battlecat
Asherton
Sooner
West Brazos
Marquis

2019 Schedule (20 Well Drilling Program)


Net Wells Onstream
50
45
40
35
30
25
20
15
10
5
0
3.8
4.4
6.8
3.6
2.9
7.2
3.5
5.0
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
Burns Ranch
Wildcat
Cyclone
Hawkeye
Horned Frog
Battlecat
Asherton
Sooner
West Brazos
Marquis

16

Lease Operating Expenses



$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Lease Operating Expenses Per BOE
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
Lease Operating Expenses ($MM)
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
Compression
Chemicals
Saltwater Disposal
Field Personnel
Labor
Regulatory, Legal, Insurance
Roads & Location
Workover & Repairs
Direct Well Costs
Reported LOE ($MM)

17

Financial Statistics

Quarterly Production – Total Company



Production (Boe/d)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
Crude Oil
Natural Gas Liquids
Natural Gas

Quarterly Production – Total Company



Production (Boe/d)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
Western EFS
Central EFS
Eastern EFS
Conventional

Adjusted EBITDAX[1] ($MM)



Quarterly EBITDAX ($MM)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18

Net Income ($MM)



Net Income ($MM)
$80
$60
$40
$20
$0
-$20
-$40
-$60
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 2 3Q17 4Q17 1Q18 2Q18 4Q18
Net Income
Adjusted Net Income (Graph)

Note- All 2014 , 2015, 2016, 2017 and 2018 figures are unaudited

[1] Please see "Non-GAAP Financial Reconciliation" in the Appendix for the definition of Adjusted EBITDAX, a reconciliation of Net Income (loss) to Adjusted EBITDAX, and the reasons for its use.

[2] One-time charges totaling $34.0 million; 27.1 million impairment for Poplar Leasehold, $2.7 million one time expense related to acquisition, $2.0 warrant discount recognition due to early payment on second lien, $1.1 million prepayment premium on second lien, $0.6 million non-recurring general and administrative costs, $0.5 stock based compensation, offset by $0.5 million previously recognized income tax benefits

18

Quarterly Production Summary

Quarterly Production – Total Eagle Ford



Production (Boe/d)
Eagle Ford Well Count
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
250
200
150
100
50
0
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
Crude Oil
Natural Gas Liquids
Natural Gas

Quarterly Production – Western Eagle Ford



Production (Boe/d)
Eagle Ford Well Count
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
60
50
40
30
20
10
0
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
Crude Oil
Natural Gas Liquids
Natural Gas

Quarterly Production – Central Eagle Ford



Production (Boe/d)
Eagle Ford Well Count
6,000
5,000
4,000
3,000
2,000
1,000
0
140
120
100
80
60
40
20
0
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
Crude Oil
Natural Gas Liquids
Natural Gas

Quarterly Production – Eastern Eagle Ford



Production (Boe/d)
Eagle Ford Well Count
1,500
1,200
900
600
300
0
12
10
8
6
4
2
0
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
Crude Oil
Natural Gas Liquids
Natural Gas

** Well count reflects unconventional Eagle Ford Shale wells*

19

Current Hedge Book – Crude Oil

Hedge Book as of March 7,2019


% of Production Hedged[1]
~74%
~88%
~85%
~53%
Volume Hedged (bopd)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
3,213
6,021
6,336
4,680
$53.36
$55.50
$54.14
$57.34
2017
2018
2019
2020
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$ / Bbl
Volume Hedged

- Since inception, systematic hedging has been an important element of Lonestar's strategy to grow net asset value per share while reducing risk

Hedge Book as of March 7,2019

Period	Instrument	Volume	Fixed Price
Cal '19	Oil- WTI Swap	1,536 bbls/day	$48.04
Cal '19	Oil –WTI Swap	1,394 bbls/day	$50.40
Cal '19	Oil-WTI Swap	1,100 bbls/day	$50.90
Cal '19	Oil-WTI Swap	900 bbls/day	$58.25
Cal '19	Oil-WTI Swap	500 bbls/day	$65.20
Cal '19	Oil-WTI Swap	500 bbls/day	$69.57
Cal '19	Oil-WTI Swap	70 bbls/day	$48.97
Cal '19	Oil-WTI Swap	336 bbls/day	$58.72
Cal '20	Oil-WTI Swap	556 bbls/day	$48.90
Cal '20	Oil-WTI Swap	1,123 bbls/day	$55.06
Cal '20	Oil-WTI Swap	500 bbls/day	$61.65
Cal '20	Oil-WTI Swap	500 bbls/day	$65.56
Cal '20	Oil-WTI Swap	500 bbls/day	$58.03
Cal '20	Oil-WTI Swap	500 bbls/day	$57.70
Cal '20	Oil-WTI Swap	500 bbls/day	$57.94
Cal '20	Oil-WTI Swap	500 bbls/day	$57.71

LLS Basis Swaps

Period	Instrument	Volume	Fixed Price
Cal '19	WTI – LLS Swap	6,000 bbls/day	$5.05

[1]% hedged values based off mid-point of guidance. [2]2019 Bbl/d represent full year

20

Current Hedge Book – Natural Gas Hedge Book as of March 7,2019 Hedge Book as of March 7,2019 % of  Period Instrument Volume Fixed Price Production  ~100%  ~50%  ~64%  Hedged1 Cal ’19 Natural Gas – 4,986  $3.21 NYMEX Swap MMBTU/day 16,000 15,000 $5.00 Cal ’19 Natural Gas – 2,493  $$3.55 14,000 NYMEX Swap MMBTU/day $4.00 12,000 Cal ’19 Natural Gas – 2,507  $2.76 NYMEX Swap MMBTU/day (Mcfpd) 10,000   $3.36 $3.00 $3.04 Cal ’19 Natural Gas – 5,014  $2.77 Mcf 8,000   $3.06 / NYMEX Swap MMBTU/day 7,000   6,298 $ Hedged   6,000 $2.00 4,000 Volume $1.00 2,000 0 $0.00 2017 2018 2019 2020 Volume Hedged  • Since inception, systematic hedging has been an  important element of Lonestar’s strategy to grow  net asset value per share while reducing risk 1% hedged values based off mid‐point of guidance. 22019 Bbl/d represent full year 21

Glossary •“bbl” means barrel of oil. • bbls/d means the number of one stock tank barrel, or 42 US gallons liquid volume of oil or other liquid  hydrocarbons per day. • “Boe” means barrels of oil equivalent, with 6,000 cubic feet of natural gas being equivalent to one  barrel of oil. •Boe/d means barrels of oil equivalent per day. • “scf” means standard cubic feet. •“btu” means British thermal units. •“M” prefix means thousand. •“MM” prefix means million. •“B” prefix means billion. •“NGL” means Natural Gas Liquids– these products are stripped from the gas stream at 3rd party  facilities remote to the field. •“TEV” means total enterprise value •“LTM” means last twelve months •“NTM” means next twelve months •“HBP” means held by production •“EPS” means earnings per share • “Mcf/d” means thousand cubic feet of natural gas per day • “IRR” means our internal rate of return, calculates the interest rate at which the net present value of  all the cash flows (both positive and negative) from a project or investment equal zero • “EUR” means gross estimated ultimate recoveries for a single well Note: One Boe is equal to six Mcf of natural gas or one Bbl of oil or NGLs based on an industry‐standard  approximate energy equivalency. This is a physical correlation and does not reflect a value or price  relationship between the commodities. 22